News Release

Kimco Realty® Upsizes Term Loan Facility to $500 Million

JERICHO, New York, July 17, 2024 – Kimco Realty® (NYSE: KIM), a real estate investment trust (REIT) and leading owner and operator of high-quality, open-air, grocery-anchored shopping centers and mixed-use properties in the United States, announced today that it has amended and upsized its unsecured term loan to $500 million from the prior amount of $200 million.

The amendment incorporates the inclusion of four additional banks with the terms, applicable spread, maturity date and credit covenants unchanged from the term loan agreement Kimco entered into on January 2, 2024 with TD Bank, N.A. Subsequently, the company entered into interest rate swap agreements, fixing the rate on the incremental term loans to a blended rate of 4.78%. Proceeds will be used for general corporate purposes including but not limited to, reduction of outstanding borrowings under the company’s unsecured revolving credit facility.

“We are grateful for the support of our banking partners. Their commitment to Kimco further strengthens our ability to maintain a robust balance sheet with ample liquidity,” said Glenn G. Cohen, Kimco Executive Vice President and Chief Financial Officer. “With their support, we will continue to invest opportunistically and build long-term value for our stakeholders.”

Toronto Dominion (Texas) LLC served as Administrative Agent, Royal Bank of Canada and U.S. Bank National Association served as Syndication Agents, BNP Paribas and Scotia Financing (USA) LLC, served as Documentation Agents, TD Securities (USA) LLC served as Sole Bookrunner and Joint Lead Arranger and Royal Bank of Canada and U.S. Bank National Association, served as Joint Lead Arrangers on the upsized $500 million unsecured term loan.

About Kimco Realty®
Kimco Realty® (NYSE: KIM) is a real estate investment trust (REIT) and leading owner and operator of high-quality, open-air, grocery-anchored shopping centers and mixed-use properties in the United States. The company’s portfolio is strategically concentrated in the first-ring suburbs of the top major metropolitan markets, including high- barrier-to-entry coastal markets and rapidly expanding Sun Belt cities. Its tenant mix is focused on essential, necessity-based goods and services that drive multiple shopping trips per week. Publicly traded on the NYSE since 1991 and included in the S&P 500 Index, the company has specialized in shopping center ownership, management, acquisitions, and value-enhancing redevelopment activities for more than 60 years. With a proven commitment to corporate responsibility, Kimco Realty is a recognized industry leader in this area. As of March 31, 2024, the company owned interests in 569 U.S. shopping centers and mixed-use assets comprising 101 million square feet of gross leasable space.
The company announces material information to its investors using the company’s investor relations website (investors.kimcorealty.com), SEC filings, press releases, public conference calls, and webcasts. The company also uses social media to communicate with its investors and the public, and the information the company posts on social media may be deemed material information. Therefore, the company encourages investors, the media, and others interested in the company to review the information that it posts on the social media channels, including Facebook (www.facebook.com/kimcorealty), Twitter (www.twitter.com/kimcorealty) and LinkedIn
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(www.linkedin.com/company/kimco-realty-corporation). The list of social media channels that the company uses may be updated on its investor relations website from time to time.

Safe Harbor Statement
This communication contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with the safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “believe,” “expect,” “intend,” “commit,” “anticipate,” “estimate,” “project,” “will,” “target,” “plan,” “forecast” or similar expressions. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which, in some cases, are beyond the Company’s control and could materially affect actual results, performances or achievements. Factors which may cause actual results to differ materially from current expectations include, but are not limited to, (i) general adverse economic and local real estate conditions, (ii) the impact of competition, including the availability of acquisition or development opportunities and the costs associated with purchasing and maintaining assets, (iii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business, (iv) the reduction in the Company’s income in the event of multiple lease terminations by tenants or a failure of multiple tenants to occupy their premises in a shopping center, (v) the potential impact of e-commerce and other changes in consumer buying practices, and changing trends in the retail industry and perceptions by retailers or shoppers, including safety and convenience, (vi) the availability of suitable acquisition, disposition, development and redevelopment opportunities, and the costs associated with purchasing and maintaining assets and risks related to acquisitions not performing in accordance with our expectations, (vii) the Company’s ability to raise capital by selling its assets, (viii) disruptions and increases in operating costs due to inflation and supply chain disruptions, (ix) risks associated with the development of mixed-use commercial properties, including risks associated with the development, and ownership of non-retail real estate, (x) changes in governmental laws and regulations, including, but not limited to, changes in data privacy, environmental (including climate change), safety and health laws, and management’s ability to estimate the impact of such changes, (xi) the Company’s failure to realize the expected benefits of the merger with RPT Realty (the “RPT Merger”), (xii) significant transaction costs and/or unknown or inestimable liabilities related to the RPT Merger, (xiii) the risk of litigation, including shareholder litigation, in connection with the RPT Merger, including any resulting expense, (xiv) the ability to successfully integrate the operations of the Company and RPT and the risk that such integration may be more difficult, time- consuming or costly than expected, (xv) risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance and results of the combined company, (xvi) effects relating to the RPT Merger on relationships with tenants, employees, joint venture partners and third parties, (xvii) the possibility that, if the Company does not achieve the perceived benefits of the RPT Merger as rapidly or to the extent anticipated by financial analysts or investors, the market price of the Company’s common stock could decline, (xviii) valuation and risks related to the Company’s joint venture and preferred equity investments and other investments, (xix) collectability of mortgage and other financing receivables, (xx) impairment charges, (xxi) criminal cybersecurity attacks, disruption, data loss or other security incidents and breaches, (xxii) risks related to artificial intelligence, (xxiii) impact of natural disasters and weather and climate-related events, (xxiv) pandemics or other health crises, such as coronavirus disease 2019 (“COVID-19”), (xxv) our ability to attract, retain and motivate key

500 North Broadway, Suite 201 | Jericho, NY 11753 | (516) 869-9000	kimcorealty.com

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personnel, (xxvi) financing risks, such as the inability to obtain equity, debt or other sources of financing or refinancing on favorable terms to the Company, (xxvii) the level and volatility of interest rates and management’s ability to estimate the impact thereof, (xxviii) changes in the dividend policy for the Company’s common and preferred stock and the Company’s ability to pay dividends at current levels, (xxix) unanticipated changes in the Company’s intention or ability to prepay certain debt prior to maturity and/or hold certain securities until maturity, (xxx) the Company’s ability to continue to maintain its status as a REIT for U.S. federal income tax purposes and potential risks and uncertainties in connection with its UPREIT structure, and (xxxi) other risks and uncertainties identified under Item 1A, “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023. Accordingly, there is no assurance that the Company’s expectations will be realized. The Company disclaims any intention or obligation to update the forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to refer to any further disclosures the Company makes in other filings with the Securities and Exchange Commission (“SEC”).

Furthermore, while future events discussed in this communication may be significant, any significance should not be read as necessarily rising to the level of materiality of certain disclosures included in our SEC filings. In addition, information discussed in this communication is subject to certain other important disclaimers, qualifiers, and/or additional information discussed in more detail in our 2023 Corporate Responsibility Report, which should be reviewed in concert with any assessment of these statements or other statements within the body of the report.

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CONTACT:
David F. Bujnicki
Senior Vice President, Investor Relations and Strategy Kimco Realty Corporation
1-866-831-4297
dbujnicki@kimcorealty.com

500 North Broadway, Suite 201 | Jericho, NY 11753 | (516) 869-9000	kimcorealty.com